UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of report (Date of earliest event reported): September 30, 2006
TARRAGON CORPORATION
(Exact Name of Registrant as Specified in Charter)

Nevada (State or Other Jurisdiction of Incorporation)	0-22999 (Commission File Number)	94-2432628 (IRS Employer Identification No.)
423 West 55th Street, 12th Floor
New York, New York 10019
(Address of Principal Executive Offices, including zip code)
(212) 949-5000
(Registrant’s telephone number, including area code)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
     ☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
     ☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
     ☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
     ☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 3.02. Unregistered Sales of Equity Securities.
     On September 30, 2006, Tarragon Corporation (“Tarragon”) issued 616,667 shares of 10% cumulative preferred stock, par value $.01, liquidation value $12.00 (“preferred stock”), and 668,096 shares of common stock, par value $.01 (“common stock”), to The Rohdie Family LLC (the “Rohdie LLC”) in connection with the exercise by the Rohdie LLC of its rights to convert its Class A Member Units and Class B Member Units of Tarragon Development Company LLC (“TDC”), an operating entity formed by Tarragon, pursuant to the terms of the Limited Liability Company Agreement of TDC (the “LLC Agreement”). The shares of common stock and shares of preferred stock issued to the Rohdie LLC are exempt from the registration requirements of the Securities Act of 1933 pursuant to Section 4(2) thereof. The managing member of the Rohdie LLC is Robert C. Rohdie, President and Chief Executive Officer of Tarragon Development Corporation, a wholly owned subsidiary of Tarragon, and a member of Tarragon’s Board of Directors since February 2000.
     In February 2000, Tarragon acquired the interests of Robert C. Rohdie and his affiliates in ten apartment communities. At that time, Mr. Rohdie, Tarragon’s partner in the development of these projects, and his affiliates contributed their equity interests in the apartment communities to TDC in exchange for $10 million of Class A Member Units and Class B Member Units of TDC issued to the Rohdie LLC, which the Rohdie LLC had the right to convert into 668,096 shares of common stock and shares of preferred stock with a face value of up to $8 million, plus a special dividend.
     The shares of common stock and shares of preferred stock issued to the Rohdie LLC are subject to Registration Rights Agreements, dated as of February 7, 2000, by and between Tarragon and the Rohdie LLC.
Item 9.01. Financial Statements and Exhibits.
     (c) Exhibits

Exhibit No.	Description

99.1	Limited Liability Company Agreement of Tarragon Development Company LLC, dated February 7, 2000, between Tarragon Realty Investors, Inc., and The Rohdie Family LLC (incorporated by reference to Exhibit 10.1 to Tarragon’s Form 10-K for the fiscal year ended December 31, 1999).
99.2	Registration Rights Agreement, dated February 7, 2000, between Tarragon Realty Investors, Inc., and The Rohdie Family LLC (incorporated by reference to Exhibit C-1 of Exhibit 10.1 to Tarragon’s Form 10-K for the fiscal year ended December 31, 1999).
99.3	Registration Rights Agreement, dated February 7, 2000, between Tarragon Realty Investors, Inc., and The Rohdie Family LLC (incorporated by reference to Exhibit C-2 of Exhibit 10.1 to Tarragon’s Form 10-K for the fiscal year ended December 31, 1999).

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TARRAGON CORPORATION
By:	/s/ ERIN D. PICKENS
Erin D. Pickens
Executive Vice President and Chief Financial Officer

Date: October 4, 2006

EXHIBIT INDEX

Exhibit No.	Description

99.1	Limited Liability Company Agreement of Tarragon Development Company LLC, dated February 7, 2000, between Tarragon Realty Investors, Inc., and The Rohdie Family LLC (incorporated by reference to Exhibit 10.1 to Tarragon’s Form 10-K for the fiscal year ended December 31, 1999).

99.2	Registration Rights Agreement, dated February 7, 2000, between Tarragon Realty Investors, Inc., and The Rohdie Family LLC (incorporated by reference to Exhibit C-1 of Exhibit 10.1 to Tarragon’s Form 10-K for the fiscal year ended December 31, 1999).

99.3	Registration Rights Agreement, dated February 7, 2000, between Tarragon Realty Investors, Inc., and The Rohdie Family LLC (incorporated by reference to Exhibit C-2 of Exhibit 10.1 to Tarragon’s Form 10-K for the fiscal year ended December 31, 1999).